MONTHLY SERVICER'S CERTIFICATE
               (Delivered pursuant to subsection 3.04(b) of the Pooling and Servicing Agreement


               HOUSEHOLD FINANCE CORPORATION
               HOUSEHOLD CARD FUNDING CORPORATION
               HOUSEHOLD CREDIT CARD MASTER TRUST I
               Class A and Class B Certificates, Series 1995-1

The undersigned, a duly authorized representative of Household Finance Corporation, as Servicer (the Servicer), pursuant to the Pooling and Servicing Agreement, dated as of December 1, 1995 (the Pooling and Servicing Agreement), by and among Household Card Funding Corporation, as Transferor, the Servicer, and The Bank of New York, as Trustee, does hereby certify with respect to the information set forth below as follows:
1. Capitalized terms used in this Certificate shall have the respective meanings set forth in the Pooling and Servicing Agreement.

2. Household Finance Corporation is, as of the date hereof, the Servicer under the Pooling and Servicing Agreement.

3.   The undersigned is a Servicing Officer.

4. This Certificate relates to the Distribution Date occurring on October 15, 1996.

5.   Trust Information.
(a)  The aggregate amount of Collections processed for the Due
Period preceding such Distribution Date was equal to
 ...........................................  $291,790,404.60

(b)  The aggregate amount of such Collections with respect to
Principal Receivables for the Due Period preceding such
Distribution Date was equal to     ......       $243,194,749.99

(c)  The aggregate amount of such Collections with respect to
Finance Charge and Administrative Receivables for the Due Period
preceding such Distribution Date was equal to....$48,595,654.61

(d)  The Defaulted Amount for the preceding Due Period is
 ..........................     $14,469,356.76


(e) The total amount of Principal Receivables as of the last day of the immediately preceding Due Period is.. $3,172,680,120.01

(f)  The Portfolio Yield for such Distribution Date
 .......................................                12.73%


(g)  The total amount of Principal Receivables in the Trust at the beginning  of the preceding Due Period is equal to
 .......................................$3,217,293,170.08


(h)  The average amount of Principal Receivables in the Trust during the preceding Due Period (the sum of the amounts in clause
(e) and the amount in clause (g) divided by 2) is equal to
 .......................................... $3,194,986,645.05


(i)  The total amount of Finance Charge and Administrative
Receivables in the Trust as of the last day of the immediately
preceding Due Period is ...........        $51,329,951.57


(j)  The aggregate outstanding balance of the Accounts which were one payment (5-29 days) delinquent  as of the close of
business on the last day of the calendar month preceding such
Distribution Date was equal to      $188,470,364.87

(k) The aggregate outstanding balance of the Accounts which were two payments (30-59 days) delinquent as of the close of business on the last day of the calendar month preceding such
Distribution Date was equal to                $61,172,848.81


(l)  The aggregate outstanding balance of the Accounts which were three or more payments (60+ days) delinquent as of the close of business  on the last day of the calendar month preceding such
Distribution Date   was equal to     $106,021,834.04

(m)  The aggregate amount of Trust Excess Principal Collections
for such  Distribution Date  is               $243,194,749.99

(n)  The aggregate amount of Principal Shortfalls for such
Distribution Date is     $0.00

6.   Group One Information

(a) The Average Rate for Group One (the weighted average Certificate Rate reduced to take into account any payments made pursuant to interest rate agreements, if any) is equal to
 ..................................................5.8118%

(b)  Group One Total Investor Collections is equal to
 .....................................$181,388,757.05


(c)  Group One Investor Principal Collections is equal
to.................................      $151,179,726.02

(d)  Group One Investor Finance Charge and Administrative
Collections equal to ........................ $30,209,031.03

(e)  Group One Investor Additional Amounts is equal to $0.00

(f)  Group One Investor Default Amount is equal to $8,994,739.36

(g)  Group One Investor Monthly Fees is equal to $3,333,333.33

(h)  Group One  Investor Monthly Interest is equal to
 ..................................................$9,363,402.47

7.   Series 1995-1 Information
(a)  The Series Adjusted Portfolio Yield for the Due Period
preceding such Distribution Date was equal to    12.73%

(b)  The Series 1995-1 Allocation Percentage with respect to the
Due  Period preceding such Distribution Date was equal to 73.03%

(c)  The Floating Allocation Percentage for the Due Period
preceding such Distribution Date was equal to        85.12%

(d)  The aggregate amount of Reallocated Finance Charge and
     Administrative Collections for the Due Period preceding
     such Distribution Date is equal to.....$30,209,031.03

(e)  The Floating Allocation Percentage of Series Allocable
Finance Charge and Administrative Collections for the Due Period
preceding such Distribution Date is equal to.... $30,209,031.03

(f)  Class A Invested Amount    $1,500,000,000.00

(g)  The Class A Invested Percentage with respect to the Due
Period preceding such Distribution Date was equal to  75.00%

(h)  The Class A Invested Percentage of the amount set forth in
Item 7(d) above was equal to                    $22,656,773.28

(i)  The amount of Class A Monthly Interest for such Distribution
Date is equal to                $6,855,974.58


(j)  The amount of any Class A Monthly Interest previously due but not distributed on a prior Distribution Date is equal to
 ....................................                   $0.00

(k)  The amount of Class A Additional Interest for such
Distribution Date is equal to       $0.00

(l)  The amount of any Class A Additional Interest previously due but not distributed on a prior Distribution Date is equal to
 .....................................$0.00

(m)  The Class A Investor Default Amount for such Distribution
Date is   equal to     $6,746,054.52


(n)  The Allocable Servicing Fee for such Distribution Date is
equal to............     $3,333,333.33

(o)  The Class A Required Amount, if any, with respect to such
     Distribution Date is equal to           $0.00

(p)  Class B Invested Amount            $214,286,000.00

(q)  The Class B Invested Percentage for the Due Period preceding
such Distribution Date was equal to        10.71%

(r)  The Class B Invested Percentage of the amount set forth in
Item 7(d) above is equal to  $3,236,686.21

(s)  The amount of Class B Monthly Interest for such Distribution
Date is equal to ......................$1,010,497.72

(t)  The amount of any Class B Monthly Interest previously due
but not   distributed on a prior Distribution Date is equal
to....................................                 $0.00

(u)  The amount of Class B Additional Interest for such
Distribution Date   is equal to    $0.00

(v)  The amount of any Class B Additional Interest previously due but not distributed on a prior Distribution Date is equal
to....................................                 $0.00

(w)  Class B Investor Default Amount for such Distribution Date is equal  to  $963,723.36

(x)  The Collateral Invested Percentage of the amount set forth
in Item 7(d)   above is equal to $4,315,571.55

(y)  The Series 1995-1 Principal Shortfall for such Distribution
Date is   equal to  $0.00

(z)  The Series 1995-1 Excess Principal Collections is equal
to.......................                    $0.00

(aa) The amount of Excess Finance Charge and Administrative
Collections    with respect to such Distribution Date is equal
to..................                           $12,263,170.88


(bb) The amount of Excess Finance Charge and Administrative
Collections    referred to in Item 7(aa) will be available to be
distributed on such Distribution Date to fund or reimburse the following items:
(i)  to fund the Class A Required Amount, if any, with respect to
     such Distribution Date   $0.00

     (ii) to reimburse Class A Investor Charge-Offs$0.00

     (iii)to pay current or overdue Class B Monthly Interest,
          Class B Additional Interest or the Cumulative Excess
          Interest Amount..............                $0.00

     (iv) to fund the Class B Investor Default Amount with
          respect to such Distribution  Date        $963,723.36

     (v)  to reimburse certain previous reductions in the Class
          B Invested Amount   $0.00

     (vi) to pay any portion of the Allocable Servicing Fee not
     paid pursuant to clause (i)above      $0.00

     (vii)to pay the Collateral Monthly Interest for such
DistributionDate equal   to                $1,496,930.17

     (viii)to fund the Collateral Investor Default Amount with
respect to such Distribution Date .......$1,284,961.48

     (ix) to make any required deposit in the Cash Collateral
Account....              $0.00

(cc) The amount of Subordinated Principal Collections with respect to such Distribution Date is equal to $44,053,627.05

(dd) The Principal Allocation Percentage is equal to 85.12%

(ee) The total amount to be distributed to Class A
Certificateholders on such Distribution Date in payment of
principal is equal to    $0.00

(ff) The total amount to be distributed to Class B
Certificateholders on    such Distribution Date in payment of
principal is equal to    FALSE

(gg) The amount of Class A Investor Charge-Offs for such
Distribution   Date is equal to    $0.00

(hh) The total amount of reimbursements of Class A Investor
Charge-Offs for such Distribution Date is equal to  $0.00

(ii) The amount of Class B Investor Charge-Offs and other
reductions in  the Class B Invested Amount for such Distribution
Date is equal to..........                   $0.00


(jj) The total amount of reimbursements of Class B Investor
Charge-Offs for such Distribution Date is equal to $0.00

(kk) The Class A Invested Amount at the close of business on such Distribution Date (after giving effect to all payments and adjustments on such Distribution Date) will equal
to.......................................       $1,500,000,000.00


(ll) The Class B Invested Amount at the close of business on such Distribution Date (after giving effect to all payments and
adjustments    on such Distribution Date) will equal to
 ...................................        $214,286,000.00


(mm) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after giving effect to any withdrawal from the Collateral Account) was equal to
 ...............................$285,714,000.00

(nn) The Required Collateral Amount as of the close of business
on such    Distribution Date, after giving effect to any
withdrawal from theCollateral Account and payments to the
Collateral Interest Holder on      such Distribution Date, will
be equal to..................$285,714,000.00

(oo) The ratio of the Required Collateral Amount to the Class B Invested Amount as of the close of business on such Distribution Date, aftergiving effect to any withdrawal from the Collateral Account and payments to the Collateral Interest Holder on such
Distribution Date,will be equal to      1.33

(pp) The Cumulative Excess Interest Amount as of the close of
business on    such Distribution Date, after giving effect to any
payments of interest to Class B Certificateholders on such
Distribution Date, will be equal to               $0.00

8. Total amount to be on deposit in the Collection Account (after giving effect to allocations required to be made pursuant to the terms of all other Series now outstanding and to the payment of the Servicer's fee and funding of investor default amounts) prior to making distributions on such Distribution Date is equal to $30,209,031.03

9.   The total amount to be allocated according to the terms of the Collateral Agreement on such Distribution Date is  equal to
$8,517,555.87

10. Total amount to be distributed from the Collection Account to the Servicer in respect of the unpaid Allocable Servicing Fee
for the   preceding Due Period on such Distribution Date (after
taking into    consideration the amounts which have been netted
with respect to this     Series against deposits to the
Collection Account) is equal to    $0.00

11. As of the date hereof, to the best knowledge of the undersigned, (a) the Servicer has performed in all material respects all its obligations under the Pooling and Servicing Agreement through the Due Period preceding such Distribution Date or, if there has been a default in the performance of any such obligation, set forth in detail the (i) nature of such default,
(ii) the action taken by the Transferor and Servicer, if any, to remedy such default and (iii) the current status of each such
default; if applicable, insert                      None.

12. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

13.  As of the date hereof, to the best knowledge of the
undersigned, no Lien has been placed on any of the Receivables
other than pursuant to    the Pooling and Servicing Agreement
(or, if there is a Lien, such Lien consists of _______________).

14. The amount specified to be deposited into and withdrawn from the Collection Account, as well as the amounts specified to be paid to the Transferor, the Servicer, the Interest Holder and the Certificateholders are all in accordance with the requirements of the Pooling and Servicing Agreement.

      IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 15th day of October, 1996.


               HOUSEHOLD FINANCE CORPORATION
               as Servicer,


               By: _______________________________
                     Name: Steven H. Smith
                     Title: Servicing Officer





Household Finance Corporation
Household Card Funding Corp.                      September 1996
Household Credit Card Master Trust I , Series 1995-1
                                                  Oct 15, 1996



CLASS A CERTIFICATEHOLDER'S STATEMENT

A.   Information Regarding Distributions

1. Total distribution per $1,000 interest         $4.570649722
2. Principal distribution per $1,000 interest            $0.00
3. Interest distribution per $1,000 interest      $4.570649722

B.   Calculation of Class A Interest
     1. Calculation of Class A Certificate Rate
          (a) One-month LIBOR           5.503910000%
          (b) Spread               0.1700%
          (c) Class A Certificate Rate            5.673910000%
     2. Beginning Invested Amount   $1,500,000,000.00
     3. Days in Interest Period     29

C. Performance of Trust
     1. Collections of Receivables
          (a) Total Collections      $291,790,404.60
          (b) Collections of Finance Charge and Administrative
               Receivables    $48,595,654.61
           (c) Collections of Principal  $243,194,749.99

     2. Allocation of Receivables
          (a) Class A Invested Percentage              75.00%
          (b) Principal Allocation Percentage     85.12%

     3. Delinquent Balances
          (a) Delinquent 5 - 29 days $188,470,364.87
                         5.94%
          (b) Delinquent 30 - 59 days     $61,172,848.81
                         1.93%
          (c) Delinquent 60+ days     $106,021,834.04
                                   3.34%

     4. Class A Investor Default Amount    $6,746,054.52


     5. Class A Investor Charge-offs; Reimbursement of
Charge-offs
     (a) Class A Investor Charge-offs, if any, for the
Distribution Date $0.00
     (b) The amount of Item 5.(a) per $1,000 interest
                                        $0.00
     (c) Total reimbursed to Trust in respect of Class A Investor
Charge-offs              $0.00
     (d) The amount of Item 5.(c) per $1,000 interest  $0.00
     (e) The amount, if any, by which the outstanding principal
balance of the   $0.00
         Class A Certificates exceeds the class A Invested Amount as of the end of the Distribution Date

     6. Allocable Servicing Fee paid for the Distribution Date
$3,333,333.33

     7. Deficit Controlled Amortization Amount for the
Distribution Date                  $0.00

D.   Class A Pool Factor       1.00000000

E.   Receivables Balances
     1. Principal Receivables as of the last day of the preceding
Due Period      $3,172,680,120.01
     2. Finance Charge and Administrative Receivables as of the
last day  of the preceding Due Period     $51,329,951.57
F.   Class B Certificates
      1. Class B Invested Amount as of the end of the
Distribution Date    $214,286,000.00
     2. Available Collateral Invested Amount as of the end of the
Distribution Date     $285,714,000.00




Household Finance Corporation
Household Card Funding Corp.                      September 1996
Household Credit Card Master Trust I , Series 1995-1
                                                   Oct 15, 1996


CLASS B CERTIFICATEHOLDER'S STATEMENT

A.   Information Regarding Distributions

1. Total distribution per $1,000 interest  $4.715649722
2. Principal distribution per $1,000 interest $0.00
3. Interest distribution per $1,000 interest $4.715649722

B.   Calculation of Class B Interest

     1. Calculation of Class B Certificate Rate
          (a) One-month LIBOR           5.503910000%
          (b) Spread               0.3500%
          (c) Class B Certificate Rate            5.853910000%
     2. Beginning Invested Amount   $214,286,000.00
     3. Days in Interest Period    29

C. Performance of Trust
     1. Collections of Receivables
          (a) Total Collections     $291,790,404.60
          (b) Collections of Finance Charge and Administrative
          Receivables    $48,595,654.61
          (c) Collections of Principal    $243,194,749.99

     2. Allocation of Receivables
          (a) Class B Invested Percentage              10.71%
          (b) Principal Allocation Percentage     85.12%

     3. Delinquent Balances
          (a) Delinquent 5 - 29 days        $188,470,364.87
5.94%
          (b) Delinquent 30 - 59 days   $61,172,848.81
                         1.93%
          (c) Delinquent 60+ days    $106,021,834.04
                         3.34%

     4. Class B Investor Default Amount        $963,723.36

     5. Class B Investor Charge-offs; Reimbursement of
Charge-offs      (a) Class B Investor Charge-offs, if any, for
the Distribution Date  $0.00
  (b) The amount of Item 5.(a) per $1,000 interest     $0.00
     (c) Total reimbursed to Trust in respect of Class B Investor
Charge-offs              $0.00
   (d) The amount of Item 5.(c) per $1,000 interest    $0.00
(e) The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested
Amount as of the end of the Distribution Date     $0.00

     6. Available Cash Collateral Amount
          (a) Available Cash Collateral Amount at the end of the
Distribution Date             $0.00
          (b) Available Cash Collateral Amount as a percent of
the Class B    Invested Amount, each at the end of the
Distribution Date    0.00%

     7. Available Collateral Invested Amount   $285,714,000.00


     8. Deficit Controlled Amortization Amount for the
Distribution Date                  $0.00

D.   Class B Pool Factor      1.00000000

E.   Receivables Balances
     1. Principal Receivables as of the last day of the preceding
Due Period       $3,172,680,120.01

     2. Finance Charge and Administrative Receivables as of the
last day   of the preceding Due Period       $51,329,951.57